Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation             Case No.          03-12635(MFW)
       ----------------------------                               --------------
                                                Reporting Period: July 2004
                                                                  --------------
                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------
                                                                                       Document      Explanation
Required Documents                                                      Form No.       Attached       Attached
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1          Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1          Yes
     Copies of bank statements                                                         N/A
     Cash disbursements journals                                        MOR-1          Yes
Statement of Operations                                                 MOR-2          Yes
Balance Sheet                                                           MOR-3          Yes
Status of Postpetition Taxes                                            MOR-4          Yes
     Copies of IRS Form 6123 or payment receipt                                        N/A
     Copies of tax returns filed during reporting period                               N/A
Summary of Unpaid Postpetition Debts                                    MOR-4          Yes
     Listing of aged accounts payable                                   MOR-4          Yes
Accounts Receivable Reconciliation and Aging                            MOR-5          Yes
Debtor Questionnaire                                                    MOR-5          Yes
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                  August 20, 2004
----------------------------------------           -----------------------
Signature of Debtor                                Date


/s/ Alan L. Hunte                                  August 20, 2004
----------------------------------------           -----------------------
Signature of Joint Debtor                          Date


/s/ Alan L. Hunte                                  August 20, 2004
----------------------------------------           -----------------------
Signature of Authorized Individual*                Date


Alan L. Hunte
----------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period July 2004

                                                            Bank Accounts
                                           Operating           Payroll                Tax              Other
                                       ----------------------------------------------------------------------
  Cash - Beg of Month                      632,799.60          35,331.89                 NA               --
                                       ----------------------------------------------------------------------

       Receipts:
      Cash Sales                                   --                 --                 --               --
     Accounts Rec                                  --                 --                 --               --
   Loans & Advances                                --                 --                 --               --
    Sale of Assets                                 --                 --                 --               --
     Deposit/WT IN                          72,565.36
         Other                                 852.16                 --                 --               --
Fund Transfer(Vista MM Purch)              500,000.00
  Transfers (Interco)                    2,464,694.72         835,984.75                 --               --
                                       ----------------------------------------------------------------------

    Total Receipts                       3,038,112.24         835,984.75                 --               --
                                       ----------------------------------------------------------------------

    Disbursements:
      Net Payroll                                  --        (527,440.16)                --               --
     Payroll Taxes                                 --        (308,544.59)                --               --
Sales, Use, & Other Tax                    (85,823.74)                --                 --               --
  Inventory Purchases                              --                 --                 --               --
 Secured Rental/Leases                    (179,723.41)                --                 --               --
       Insurance                                   --                 --                 --               --
    Administrative                        (433,938.82)                --                 --               --
        Selling                                    --                 --                 --               --
         Other                                     --                 --                 --               --
    Transfers (PR)                        (835,984.75)                --                 --               --
   Professional Fees                       (54,482.37)                --                 --               --
      Court Costs                                  --                 --                 --               --
                                       ----------------------------------------------------------------------

  Total Disbursements                   (1,589,953.09)       (835,984.75)                --               --
                                       ----------------------------------------------------------------------

     Net Cash Flow                       1,448,159.15                 --                 --               --
                                       ----------------------------------------------------------------------

  Cash: End of Month                     2,080,958.75          35,331.89                 --               --
                                       ======================================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period: July 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $2,080,958.75

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $   35,331.89

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended July 31, 2004

     Wire Date                Amount                 Vendor Name
--------------------       -----------  ----------------------------------------
2004-07-09                   30,000.00  Joseph D. Sargent, Chairman
2004-07-20                  109,546.65  New York Life Benefit Services Co.
2004-07-15                    2,825.61  Flexible Spending
2004-07-28                    2,885.61  Flexible Spending
                            ----------
Wire transfer total         145,257.87
                            ----------

   Check Number               Amount                 Vendor Name
--------------------       -----------  ----------------------------------------
108726                        2,809.00  Brunell,Paula
108727                        2,976.00  Marty Becker
108728                        1,358.47  Tyler Jr.,Stanlee C.
108729                           19.77  AT&T
108730                          826.80  Business Invirons
108731                          199.50  COGENT COMMUNICATIONS, INC
108732                          274.52  Ceridian Employer Services
108733                          900.00  Cogent Communications, Inc.
108734                       16,948.80  Dr. Ben S. Branch
108735                      179,723.41  Equity Office Properties, L.L.C.
108736                       29,069.00  Ernst & Young LLP
108737                          249.36  Federal Express Corporation
108738                          150.00  Federal Reserve Bank of Cleveland
108739                           47.70  Goodway Printing & Graphics
108740                          320.00  Liz Sue Bagels
108741                        4,888.40  MBSII.net
108742                          601.25  Petty Cash/Sam Mills
108743                        6,534.90  Propark, Inc.
108744                           24.23  Royal Messenger Service
108745                           54.80  Skytel
108746                        2,774.82  Staples Business Advantage
108747                        5,562.00  Sungard Availability Services Inc.
108748                       85,823.74  Tax Collector, City of Stamford
108749                        1,800.00  Trevaskis & Associates Inc.
108750                          331.65  Twin Data Corporation
108751                        4,000.00  United States Postal Services
108752                       54,482.37  Young, Conaway, Stargatt & Taylor, LLP
108753                            1.16  ADP - Investor Communication Services
108754                        9,789.18  Actuarial Risk Solutions
108755                          985.00  Advanced Solutions, Inc.
108756                          466.46  BMC Solutions, Inc.
108757                          225.33  Bronx SCU
108758                          177.66  Ceridian Employer Services
108759                        3,461.52  Crystal Rock Water Company
108760                          103.06  Federal Express Corporation
108761                          943.13  Federal Express Corporation
108762                        2,761.57  IBM
108763                          728.00  Joyce Van Lines, Inc.
108764                        1,895.25  Lexis/Nexis
108765                          299.25  MCI
108766                          195.00  Mail Delivery Service of Stamford, LLC
108767                          350.00  NYS Office of Court Administration
108768                        1,450.91  Nextel

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

108769                        1,869.84  Pitney Bowes
108770                        1,606.00  Robert Half
108771                        3,622.00  SoftLanding Systems
108772                           52.05  Staples Business Advantage
108773                        2,644.52  Temco Service Industries, Inc.
108774                        1,370.00  University of Phoenix
108775                            2.50  Yellow Pages Inc
108776                           55.00  Brandon Epperson
108777                           31.48  Robert Crowther
108778                          446.60  Timothy Graham
108779                          740.45  ADT Security Services, Inc.
108780                          573.75  AT&T
108781                       14,911.87  CYPRESS COMMUNICATIONS
108782                          102.77  Federal Express Corporation
108783                        3,107.92  Iron Mountain
108784                           35.66  MCI
108785                        4,664.00  Resources Connection
108786                           48.00  Robert Noonan & Associates of New Englan
108787                        2,385.96  Susan Zicarelli
108788                        5,052.70  Trevaskis & Associates Inc.
108789                          326.82  Daniels,Gary
108790                          227.70  Gale,Matthew B.
108791                          202.61  Hunte,Alan L.
108792                          990.58  O'Sullivan,Andrea
108793                          356.70  Robert Crowther
108794                          128.32  John Murad
108795                        3,834.93  ADT Security Services, Inc.
108796                          711.59  AT&T
108797                       82,190.65  Anthem BCBSCT
108798                          880.89  BMW Financial Services
108799                          948.70  Business Invirons
108800                        2,505.51  CDW Direct, LLC
108801                          350.05  Ceridian Employer Services
108802                        8,420.39  Delta Dental
108803                          350.18  Federal Express Corporation
108804                          460.53  Imagistics International Inc.
108805                        1,221.12  Kelly Services, Inc.
108806                        4,444.00  MBSII.net
108807                        1,431.75  MCI
108808                        1,437.00  Mercy College
108809                          677.60  Motient
108810                          897.82  OFFICETEAM
108811                        3,327.47  Pitney Bowes
108812                          180.00  Robert Noonan & Associates of New Englan
108813                          650.43  SBC
108814                           39.45  Staples Business Advantage
108815                          220.54  The Basket Case
108816                       10,500.00  U.S. Trustee Program Payment Center
108817                       10,686.49  Unum Life Insurance Company of America
108818                          204.61  Damaris Rosado
                            ----------
Checks total                608,710.47
                            ----------
Total July disbursements    753,968.34
                            ==========

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

 Trenwick America Corporation                           Case No. 03-12635 (MFW)
---------------------------------                                ---------------
            Debtor                             Reporting Period: July 2004
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

-------------------------------------------------------------------------------------------
                                                           MTD               Cumulative
REVENUES                                                July 2004          Filing to Date
-------------------------------------------------------------------------------------------
Gross Revenues                                       $           169       $       241,482
-------------------------------------------------------------------------------------------
Less: Returns and Allowances                                      --                    --
-------------------------------------------------------------------------------------------
Net Revenue                                          $           169       $       241,482
-------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                --
-------------------------------------------------------------------------------------------
Beginning Inventory                                               --                    --
-------------------------------------------------------------------------------------------
Add: Purchases                                                    --                    --
-------------------------------------------------------------------------------------------
Add:Cost of Labor                                                 --                    --
-------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                              --                    --
-------------------------------------------------------------------------------------------
Less: Ending Inventory                                            --                    --
-------------------------------------------------------------------------------------------
Cost of Goods Sold                                                --                    --
-------------------------------------------------------------------------------------------
Gross Profit                                                     169               241,482
-------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------
Advertising                                                       --                    --
-------------------------------------------------------------------------------------------
Auto and Truck Expense                                            30                   318
-------------------------------------------------------------------------------------------
Bad Debts                                                         --                    --
-------------------------------------------------------------------------------------------
Contributions                                                     --                (2,500)
-------------------------------------------------------------------------------------------
Employee Benefits Programs                                     3,277                38,381
-------------------------------------------------------------------------------------------
Insider compensation*                                         39,268               771,801
-------------------------------------------------------------------------------------------
Insurance                                                      1,360                17,469
-------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                    15,514              (835,598)
-------------------------------------------------------------------------------------------
Office Expense                                                 3,133                45,450
-------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                (3,989)               34,780
-------------------------------------------------------------------------------------------
Repairs and Maintenance                                           (6)                2,928
-------------------------------------------------------------------------------------------
Rent and Lease Expense                                        81,580               620,215
-------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                     23,409               370,143
-------------------------------------------------------------------------------------------
Supplies                                                       7,237                74,607
-------------------------------------------------------------------------------------------
Taxes-Payroll                                               (249,705)               24,515
-------------------------------------------------------------------------------------------
Taxes-Real Estate                                                316                 2,212
-------------------------------------------------------------------------------------------
Taxes-Other                                                       12                10,674
-------------------------------------------------------------------------------------------
Travel and Entertainment                                         222                 2,856
-------------------------------------------------------------------------------------------
Utilities                                                        129                 1,822
-------------------------------------------------------------------------------------------
Other (attach schedule)                                      105,461             5,300,692
-------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                  27,249             6,480,765
-------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            5,415               279,362
-------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses              (32,495)           (6,518,645)
-------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------
Other Income (attach schedule)                             1,142,546           (48,025,062)
-------------------------------------------------------------------------------------------
Interest Expense                                                  --                    --
-------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                   --                    --
-------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items              1,110,051           (54,543,707)
-------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------
Professional Fees                                                 --                    --
-------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                       --                    --
-------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     4,017                49,342
-------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                 --                    --
-------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)              623,447             6,445,962
-------------------------------------------------------------------------------------------
Total Reorganization Expenses                               (619,430)           (6,396,620)
-------------------------------------------------------------------------------------------
Income Taxes                                                 (64,159)             (170,205)
-------------------------------------------------------------------------------------------
Net Profit (Loss)                                    $       554,780       $   (60,770,122)
-------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

   Trenwick America Corporation                         Case No. 03-12635 (MFW)
-----------------------------------                              ---------------
             Debtor                            Reporting Period: July 2004
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

------------------------------------------------------------------------------------
                                                       MTD              Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       July 2004         Filing to Date
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Other Costs
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other Operational Expenses
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Recruiting & Relocation                                       56               2,946
------------------------------------------------------------------------------------
Legal Fees                                                 2,123              14,562
------------------------------------------------------------------------------------
Audit Fees                                                99,306              47,692
------------------------------------------------------------------------------------
Accounting & Tax Fees                                         --              66,654
------------------------------------------------------------------------------------
Board Related                                              1,308               1,308
------------------------------------------------------------------------------------
Other Fees                                                    --           5,119,513
------------------------------------------------------------------------------------
Data Processing                                            1,755              40,066
------------------------------------------------------------------------------------
Seminars & Continuing Education                              563               4,499
------------------------------------------------------------------------------------
Dues & Subscriptions                                         350               3,452
------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                  $      105,461      $    5,300,692
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                          1,142,546         (48,025,062)
------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                $    1,142,546      $  (48,025,062)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Other Reorganization Expenses
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Bankruptcy Related Fees                                  623,447           6,445,962
------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES               $      623,447      $    6,445,962
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

  Trenwick America Corporation                           Case No. 03-12635 (MFW)
-------------------------------------                             --------------
              Debtor                            Reporting Period: July 2004
                                                                  --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF           BOOK VALUE ON
                            ASSETS                                    CURRENT REPORTING MONTH          PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                 5,574,343                  4,532,566
-----------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                            --                         --
-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                        51,017,435                 48,745,299
-----------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         --                         --
-----------------------------------------------------------------------------------------------------------------------
Inventories                                                                              --                         --
-----------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                    212,710                    503,054
-----------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                1,000                     10,000
-----------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                              340,703                    327,755
-----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $     57,146,191           $     54,118,674
-----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                           --                         --
-----------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                  --                         --
-----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                         17,641,931                 20,723,654
-----------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                            3,485,693                  3,485,693
-----------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                 --                         --
-----------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                   (16,905,712)               (15,433,035)
-----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $      4,221,912           $      8,776,312
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                   49,380                    266,900
-----------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  189,960,604                249,660,381
-----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $    190,009,985           $    249,927,281
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $    251,378,087           $    312,822,267
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                          CURRENT REPORTING MONTH           PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         --                         --
-----------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                      --                         --
-----------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                        20,440                         --
-----------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            --                         --
-----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                         --                         --
-----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                --                         --
-----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                   722,734                         --
-----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                 --                         --
-----------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                  7,532,376                         --
-----------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $      8,275,550           $             --
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                             --                         --
-----------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                            --                         --
-----------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                  288,386,641                289,648,446
-----------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $    288,386,641           $    289,648,446
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               296,662,191                289,648,446
-----------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                           100                        100
-----------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                      266,985,085                266,985,085
-----------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                --                         --
-----------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                   --                         --
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                               (246,858,372)              (246,858,372)
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                               (60,770,122)                        --
-----------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                    (4,640,795)                 3,047,008
-----------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                    --                         --
-----------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $    (45,284,104)          $     23,173,821
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $    251,378,087           $    312,822,267
=======================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                            Trenwick Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
           Debtor                               Reporting Period: July 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                          BOOK VALUE AT END OF     BOOK VALUE ON
             ASSETS                     CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                          340,703               327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                   $     340,703         $     327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                        1,308,827             1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                     188,648,611           244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                           3,715             3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                           $ 189,960,604         $ 249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY            CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                    64,914                42,517
--------------------------------------------------------------------------------
Accrued Expenses                                        --             1,290,790
--------------------------------------------------------------------------------
Interest Payable                                12,728,025            12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                    2,602,010             2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                               82,787,757            82,787,757
--------------------------------------------------------------------------------
Indebtedness                                   190,203,934           190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)         $ 288,386,641         $ 289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                 2,812,716                    --
--------------------------------------------------------------------------------
Bonuses Payable                                  1,683,362                    --
--------------------------------------------------------------------------------
Taxes Payable                                    2,400,441                    --
--------------------------------------------------------------------------------
Due to Affiliates                                  636,406                    --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES         $   7,532,376         $          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                            (4,640,795)            3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY             $  (4,640,795)        $   3,047,008
--------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                            Trenwick Corporation
                                                                    Exhibit 99.1

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
      ----------------------------                                --------------
                 Debtor                         Reporting Period: July 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------
                                            Amount
                            Beginning     Withheld or                              Check. No or  Ending Tax
                          Tax Liability     Accrued    Amount Paid     Date Paid        EFT      Liability
===========================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------
Withholding                       --        167,689      167,689      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
FICA-Employee                     --         45,666       45,666      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
FICA-Employer                     --         45,666       45,666      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
Unemployment                      --            188          188      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
Income                            --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
Other:                            --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
  Total Federal Taxes             --        259,209      259,209                                     --
-----------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------
Withholding                       --         47,365       47,365      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
Sales                             --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
Excise                            --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment                      --          1,970        1,970      7/14, 7/29      EFT            --
-----------------------------------------------------------------------------------------------------------
Real Property                 43,500          7,250       50,750      7/8             #108748        --
-----------------------------------------------------------------------------------------------------------
Personal Property                 --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
Other:                            --             --           --                                     --
-----------------------------------------------------------------------------------------------------------
  Total State and Local       43,500         56,585      100,085                                     --
-----------------------------------------------------------------------------------------------------------
Total Taxes                   43,500        315,794      359,294                      --             --
-----------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------
                                                                    Number of Days Past Due
                                              ===================================================================
                                              Current         0-30     31-60       61-90         Over 90   Total
-----------------------------------------------------------------------------------------------------------------
Accounts Payable                                   --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
Wages Payable                                  20,440          --          --          --          --      20,440
-----------------------------------------------------------------------------------------------------------------
Taxes Payable                                      --                                                          --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                         --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                        --
-----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                      --
-----------------------------------------------------------------------------------------------------------------
Professional Fees                                  --          --      16,994     705,740          --     722,734
-----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                            --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
Other:                                                                                                         --
-----------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       20,440          --      16,994     705,740          --     743,174
-----------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                            Trenwick Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of July 31, 2004

            Vendor                   Invoice Date              Services               Invoice Number               Amount
            ------                   ------------              --------               --------------               ------
         Ernst & Young                 5/17/2004            March expenses             ERN231-02000               23,139.20
         Ernst & Young                 5/17/2004            March expenses             ERN578-02000                5,784.80
        Ashby & Geddes                 5/17/2004            March expenses             ASH647-02000                6,474.20
        Ashby & Geddes                 6/29/2004            April Expenses             ASH472-02000                4,727.50
       Dewey Ballantine                6/11/2004            March expenses             DEW832-02000               83,220.50
       Dewey Ballantine                7/27/2004         April - May Expenses          DEW230-02000              230,284.38
       Dewey Ballantine                7/27/2004         April - May Expenses          DEW437-02000               43,777.95
          Ben Branch                   6/30/2004            March expenses             BEN172-02000                1,729.20
          Ben Branch                   6/30/2004            April Expenses             BEN250-02000                2,508.00
          Ben Branch                   7/6/2004              May Expenses              BEN179-02000                1,795.20
          Ben Branch                   7/6/2004              May Expenses              BEN448-02000                  448.80
Hennigan, Bennett & Dorman, LLP        7/7/2004             March expenses             HEN236-02000              236,068.79
Hennigan, Bennett & Dorman, LLP        7/7/2004             March expenses             HEN534-02000               53,464.90
Young Conaway Stargatt & Taylor        7/7/2004             March expenses             YOU123-02000               12,316.50
                                                                                                                -----------
                                                                                        61-90 days               705,739.92
                                                                                                                -----------

        Ashby & Geddes                                       May Expenses              ASH139-02000               13,911.60
        Ashby & Geddes                                       May Expenses              ASH308-02000                3,082.40
                                                                                                                -----------
                                                                                        31-60 Days                16,994.00
                                                                                                                -----------

                                                                                                                -----------
                                                                                  Total Professional Fees       $722,733.92
                                                                                                                -----------

                                                                FORM MOR-4 AGING

                                                            Trenwick Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
           Debtor                               Reporting Period: July 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------     ------------
Accounts Receivable Reconciliation                                        Amount
------------------------------------------------------------------     ------------
Total Accounts Receivable at the beginning of the reporting period      51,794,097
------------------------------------------------------------------     ------------
+ Amounts billed during the peiod                                        1,687,998
------------------------------------------------------------------     ------------
- Amounts collected during the peiod                                    (2,464,661)
------------------------------------------------------------------     ------------
Total Accounts Receivable at the end of the reporting period            51,017,435
------------------------------------------------------------------     ------------

------------------------------------------------------------------     ------------
Accounts Receivable Aging                                                 Amount
------------------------------------------------------------------     ------------
0 - 30 days old                                                          1,687,998
------------------------------------------------------------------     ------------
31 - 60 days old                                                                --
------------------------------------------------------------------     ------------
61 - 90 days old                                                                --
------------------------------------------------------------------     ------------
91 + days old                                                           60,982,765
------------------------------------------------------------------     ------------
Total Accounts Receivable                                               62,670,764
------------------------------------------------------------------     ------------
Amount considered uncollectible (Bad Debt)                             (11,653,329)
------------------------------------------------------------------     ------------
Accounts Receivable (Net)                                               51,017,435
------------------------------------------------------------------     ------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------      -----------
Must be completed each month                                        Yes     No
--------------------------------------------------------------      -----------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                          X
--------------------------------------------------------------      -----------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
provide and explanation below.                                              X
--------------------------------------------------------------      -----------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                        X
--------------------------------------------------------------      -----------
4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                   X
--------------------------------------------------------------      -----------

                                                                      FORM MOR-5
                                                                          (9/99)